SCHEDULE 14C INFORMATION
  INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
                           OF 1934 (AMENDMENT NO.   )

Check  the  appropriate  box:

[  ]     Preliminary  Information  Statement
[  ]     Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
         14c-5(d)(2))
[  X  ]  Definitive  Information  Statement

                        GARTMORE VARIABLE INSURANCE TRUST
                 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]      No  fee  required.
[  ]     Fee  computed  on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)     Title  of  each  class  of  securities  to  which  transaction  applies:

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2)     Aggregate  number  of  securities  to  which  transaction  applies:

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3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)     Proposed  maximum  aggregate  value  of  transaction:

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5)     Total  fee  paid:

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[    ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount  Previously  Paid:

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2)     Form,  Schedule  or  Registration  Statement  No.:

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3)     Filing  Party:

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4)     Date  Filed:

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



                        GARTMORE VARIABLE INSURANCE TRUST
                                 1200 River Road
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-6331

January  28,  2004

Dear  GVIT  Small  Company  Fund  and  GVIT  Small Cap Growth Fund Shareholders:

The enclosed Information Statement details a recent change to a subadviser for the GVIT Small Company Fund (the "Small Company Fund") and the GVIT Small Cap Growth Fund (the "Small Cap Growth Fund," and, together with the Small Company Fund, the "Funds"), each a series of Gartmore Variable Insurance Trust (the "Trust"). Neuberger Berman, Inc. ("Neuberger Inc."), the parent company of Neuberger Berman, LLC ("NB"), a subadviser to each of the Funds, recently was acquired by Lehman Brothers Holdings, Inc. ("Lehman Brothers") (the "Acquisition"). The Acquisition was completed on October 31, 2003 and constitutes an "assignment" (as that term is defined in the Investment Company Act of 1940, as amended) of the Subadvisory Agreements among the Trust, on behalf of the Funds, Gartmore Mutual Fund Capital Trust, the Funds' investment adviser (the "Adviser"), and NB (the "Prior Subadvisory Agreements"). As a result, the Prior Subadvisory Agreements terminated automatically upon the completion of the Acquisition. Prior to the completion of the Acquisition, however, at its meeting on September 18, 2003, the Trust's Board of Trustees (the "Board") approved a new Subadvisory Agreement among the Trust, on behalf of the Funds, the Adviser, and NB (the "New Subadvisory Agreement"). The New Subadvisory Agreement combined the terms of both of the Prior Subadvisory Agreements into one document.

The Trust has an exemptive order from the U.S. Securities and Exchange Commission that allows the Board to approve the New Subadvisory Agreement without obtaining shareholder approval. The exemptive order instead requires that this Information Statement be sent to you.

The Board approved the New Subadvisory Agreement upon the recommendation of the Adviser. This recommendation was based on several factors, including:

- the subadvisory fees payable to NB under the New Subadvisory Agreement will not change from the fees payable under the Prior Subadvisory Agreements;

- there is expected to be no change to the nature, quality, and extent of the investment advisory services provided by NB to the Funds; and

- the overall quality of the personnel, operations, financial condition, investment management capabilities, and methodologies of NB, before and after the Acquisition, and the performance of NB.


Please  read  the  enclosed  Information  Statement  for additional information.

We  look  forward  to  continuing  to  serve  you  and  the Funds in the future.

Sincerely,

Eric  E.  Miller
Secretary,  Gartmore  Variable  Insurance  Trust

                             GVIT SMALL COMPANY FUND
                           GVIT SMALL CAP GROWTH FUND

               Each a Series of Gartmore Variable Insurance Trust
                                 1200 River Road
                        Conshohocken, Pennsylvania 19428

                              INFORMATION STATEMENT

The Board of Trustees of Gartmore Variable Insurance Trust (the "Board") is furnishing this Information Statement with respect to the GVIT Small Company Fund (the "Small Company Fund") and the GVIT Small Cap Growth Fund (the "Small Cap Growth Fund" and, together with the Small Company Fund, the "Funds"), each a series of Gartmore Variable Insurance Trust (the "Trust"). All owners
("Contract Owners") of variable annuity contracts or variable life insurance policies ("variable contracts") who, as of the record date, had selected one or both of the Funds as an underlying investment option within their variable contract will receive this Information Statement. This Information Statement will be sent to Contract Owners on or about January 29, 2004. The Trust received an exemptive order (the "Exemptive Order") from the U.S. Securities and Exchange Commission (the "SEC") which permits the Funds' investment adviser to hire new subadvisers and to make changes to existing subadvisory agreements with the approval of the Board, but without obtaining shareholder approval; provided, among other things, the Funds send their shareholders (or, in this case, the Contract Owners who have selected one or both of the Funds as an investment option) an information statement describing any new subadviser within 90 days of hiring such subadviser.

          WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

The Funds are two investment portfolios or series of the Trust. The Trust, on behalf of the Funds, has entered into Investment Advisory Agreements with Gartmore Mutual Fund Capital Trust (the "Adviser"). Pursuant to the Investment Advisory Agreements, the Adviser selects one or more subadvisers for the Funds and supervises each Fund's daily business affairs, subject to the supervision and direction of the Board. The Adviser selects subadviser(s) it believes will provide the Funds with high quality investment services consistent with each Fund's investment objectives. The Adviser is responsible for the overall monitoring of the Funds' subadviser(s), as well as day-to-day management of a portion of the Small Company Fund's portfolio.

Each subadviser to the Funds, except Gartmore Global Partners ("GGP"), is independent of the Adviser, and each discharges its responsibilities subject to the oversight and supervision of the Adviser. The subadvisers are paid by the Adviser from the fees the Adviser receives from the Funds. In accordance with procedures adopted by the Board of Trustees, a subadviser to the Funds may effect portfolio transactions through an affiliated broker-dealer and receive brokerage commissions in connection therewith as permitted by applicable law. See the section "More About Fees and Expenses" below for further information.

The purpose of this Information Statement is to report that Neuberger Berman Inc. ("Neuberger Berman Inc."), the parent company of Neuberger Berman, LLC ("NB"), a subadviser to each of the Funds, was acquired by Lehman Brothers Holdings, Inc. ("Lehman Brothers") (the "Acquisition"). The Acquisition was completed on October 31, 2003, and constituted an "assignment" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the subadvisory agreements among the Trust, on behalf of the Funds, the Adviser, and NB (the "Prior Subadvisory Agreements"). As a result, the Prior Subadvisory Agreements terminated automatically upon the completion of the Acquisition. Prior to the completion of the Acquisition, however, at its meeting on September 18, 2003, the Board approved a new Subadvisory Agreement among the Trust, on behalf of the Funds, the Adviser, and NB (the "New Subadvisory Agreement"). The New Subadvisory Agreement combined the terms of both of the Prior Subadvisory Agreements into one document. The decision by the Board to approve the New Subadvisory Agreement, as well as other important information, is described in more detail below.

THE  ACQUISITION

Neuberger Inc., the parent company of Neuberger Management, Inc. ("NB Management"), and NB (collectively, "Neuberger Berman"), and Lehman Brothers announced on July 22, 2003, that Neuberger Berman and Lehman Brothers had entered into a definitive agreement whereby Lehman Brothers would acquire Neuberger Berman in a transaction valued, at the time of the announcement, at approximately $2.625 billion. The Acquisition, which was approved by the boards of directors of both companies and by the shareholders of Neuberger Berman, was completed on October 31, 2003. Neuberger Berman will continue to operate as part of Lehman Brothers' Wealth and Asset Management Division.

Neuberger Berman, through its subsidiaries, is an investment advisory company with approximately $67.8 billion in assets under management as of October 31, 2003. For more than 64 years, Neuberger Berman has provided clients with a broad range of investment products, services, and strategies for individuals, families, and taxable and non-taxable institutions. Neuberger Berman engages in and provides: wealth management services, including private asset management, tax and financial planning, and personal and institutional trust services; mutual funds, institutional management, and alternative investments; and professional securities services. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York 10158.

Lehman Brothers, a publicly-traded company, is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers maintains leadership positions in equity and fixed-income sales, trading and research, investment banking, private equity, and private client services. Lehman Brothers is headquartered in New York, London, and Tokyo, and operates in a network of offices around the world. Lehman Brothers and its affiliates (including Neuberger Berman) managed over $100 billion of client assets as of October 31, 2003. Lehman Brothers' address is 745 Seventh Avenue, New York, New York 10019.

ASSIGNMENT  AND  TERMINATION  OF  THE  PRIOR  SUBADVISORY  AGREEMENTS

The Acquisition had legal implications for the Funds. The Trust, on behalf of the Small Company Fund, the Adviser and NB were parties to a subadvisory agreement dated October 20, 1995, and the Trust, on behalf of the Small Cap Growth Fund, the Adviser and NB were parties to a subadvisory agreement dated May 1, 1999. We are collectively referring to these agreements as the "Prior Subadvisory Agreements." Because the Acquisition constituted an "assignment" (as that term is defined under Section 2(a)(4) of the 1940 Act), the Prior Subadvisory Agreements automatically terminated at the time of the Acquisition.

The Acquisition constituted an "assignment" of the Prior Subadvisory Agreements because the Acquisition was deemed to be a "change in control" of NB (under the 1940 Act), and, as a result, automatically terminated the Prior Subadvisory Agreements under the 1940 Act and pursuant to the terms of each of the Prior Subadvisory Agreements.

The Prior Subadvisory Agreements were each approved by the initial shareholders of the Small Company Fund and the Small Cap Growth Fund on October 20, 1995 and May 1, 1999, respectively. The Prior Subadvisory Agreements have not since been submitted to shareholders for their approval.

APPROVAL  OF  THE  NEW  SUBADVISORY  AGREEMENT

At the Board's September 18, 2003 meeting, the Board approved the New Subadvisory Agreement among the Trust, on behalf of the Funds, the Adviser, and NB. The New Subadvisory Agreement was re-approved by the Board at its December 5, 2003 meeting for the one-year period beginning January 1, 2004. The Board re-approved the New Subadvisory Agreement then in order to add the New Subadvisory Agreement to the regular annual review process conducted by the Board for all subadvisory agreements with the Trust. The New Subadvisory Agreement is substantially similar to the Prior Subadvisory Agreements. The New Subadvisory Agreement combined the terms of both of the Prior Subadvisory Agreements into one document. Because of the Exemptive Order, shareholders of the Funds are not required to approve the New Subadvisory Agreement with NB.

BOARD  CONSIDERATIONS

At a regular meeting of the Board on September 18, 2003, the Board reviewed and considered (i) materials provided by NB in advance of the meeting, (ii) a presentation provided by a representative of NB, and (iii) advice from the Trust's legal counsel and the independent legal counsel to the Trustees who are not "interested persons" of the Trust, the Adviser or NB (as that term is defined in the 1940 Act) ("Independent Trustees").

NB and Lehman Brothers have represented to the Board: (i) that there would be no material changes in the fees or terms of the Prior Subadvisory Agreements; (ii) that they do not anticipate that the Acquisition will result in any change in the key management officers of NB, or in the portfolio managers for the Funds even though there can be no assurance that any particular employees will choose to remain employed by NB; and (iii) that there are no plans to make material changes to NB, including any material changes to the operations and methodologies of NB, as these relate to the Funds, that would result in any diminution in the scope and quality of the services and resources available to provide the investment advisory services that NB is or will be obligated to provide to the Funds. NB and Lehman also represented that the Acquisition is expected to provide the following benefits to NB: (a) providing NB with global capabilities in an increasingly global industry; (b) providing greater access to information resources; (c) enhancing retention of key employees by increasing the number of opportunities available to employees of NB and its affiliates, and the benefits attendant to being part of a larger, financially stronger company; and (d) affiliating with Lehman Brothers, which has made the growth of the asset management operations a key component of its business plans, and that commitment is expected to assist NB in continuing to expand its business, and maintain the high level of services it provides to its clients.

In reviewing the New Subadvisory Agreement, the Board considered, among others, the recommendation of the Adviser and the following factors: (i) the subadvisory fee payable to NB under the New Subadvisory Agreement is the same as the subadvisory fee payable under the Prior Subadvisory Agreements; (ii) there is expected to be no change in the nature, quality, and extent of the investment advisory services provided by NB to the Funds; (iii) the overall quality of the personnel, operations, financial condition, investment management capabilities, and methodologies, before and after the Acquisition, and performance of NB; and
(iv) the representations made by NB and Lehman Brothers. After carefully considering this information and the reasons for the New Subadvisory Agreement, the Board, including a majority of the Independent Trustees, approved the New
Subadvisory Agreement on behalf of each of the Funds. In doing so, the Board found the compensation payable under the New Subadvisory Agreement to be fair and reasonable in light of the services rendered and to be rendered. The New Subadvisory Agreement took effect on October 31, 2003.

THE  NEW  SUBADVISORY  AGREEMENT

The New Subadvisory Agreement, effective as of October 31, 2003, was approved by the Board on September 18, 2003. The material terms of the New Subadvisory Agreement are substantially similar to those of the Prior Subadvisory Agreements, including the fees payable to NB. The New Subadvisory Agreement combined the terms of both of the Prior Subadvisory Agreements into one document. In accordance with the Exemptive Order, the New Subadvisory Agreement will not be submitted to the Fund's shareholders for their approval. The following is a brief summary of the material terms of the New Subadvisory Agreement.

Term. The New Subadvisory Agreement took effect on October 31, 2003, has an initial one-year term and continues automatically for successive one-year terms thereafter so long as the New Subadvisory Agreement's continuance is approved annually by the Board. The New Subadvisory Agreement was re-approved at the Board's December 5, 2003 meeting (effective December 31, 2003), to add the New Subadvisory Agreement to the regular annual review process conducted by the Board for all subadvisory agreements with the Trust. The New Subadvisory Agreement can be terminated on 60 days' notice by the Adviser, the Trust on behalf of the Funds, or NB, each of which is a party to the New Subadvisory
Agreement. The New Subadvisory Agreement terminates automatically if assigned by any party.

Fees. Under the New Subadvisory Agreement, the annual fee payable by the Adviser to NB (as a percentage of each Fund's average daily net assets) is 0.60% of that Fund's average daily net assets.

Duties. Under the New Subadvisory Agreement, the Adviser is responsible for assigning a portion of a Fund's assets to NB and for overseeing and reviewing the performance of NB. NB is required to manage the portion of a Fund's portfolio allocated to NB in accordance with the Fund's investment objective and policies, subject to the supervision of the Adviser and the Board.

Brokerage. Under the New Subadvisory Agreement, NB is authorized to purchase and sell securities on behalf of a Fund through brokers or dealers NB selects and to negotiate commissions to be paid on these transactions. In doing so, NB is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under the New Subadvisory Agreement, NB and its affiliates and controlling persons can not be held liable to the Adviser, the Trust, the Funds, or the Funds' shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of duties, or violation of applicable laws on the part of NB. The New Subadvisory Agreement provides that nothing in the New Subadvisory Agreement, however, relieves NB from any of its obligations under federal and state securities laws and other applicable law.

Under the New Subadvisory Agreement, NB is required to indemnify the Adviser, the Trust, the Funds, and their respective affiliates and controlling persons for any liability or expenses sustained by these persons as a result of NB's willful misfeasance, bad faith, gross negligence, reckless disregard of duties, or violation of applicable laws. The New Subadvisory Agreement contains provisions pursuant to which the Adviser is required to indemnify NB and its affiliates for any liability and expenses which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of duties, or violation of applicable laws. The New Subadvisory Agreement also added provisions to which the Trust is required to indemnify NB and its affiliates for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be sustained as a result of the Trust's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law. Provisions clarifying that NB will be indemnified for any liability arising from acts or other Fund subadvisers from NB acts based on acts or information of the Adviser.

New Provisions. The New Subadvisory Agreement also includes some new [non-material] provisions arising from recent regulatory changes. These provisions include a requirement that NB will establish written proxy voting procedures in compliance with current, applicable laws and regulations, including, but not limited to, new Rule 30b1-4 under the 1940 Act. Also, the new provisions include language required by new Rule 17a-10 that prohibits consultations between NB and other subadvisers to funds affiliated with the Funds with respect to securities transactions entered into by NB or its affiliates.

Further Information. The foregoing description of the New Subadvisory Agreement is only a summary and is qualified in its entirety by reference to the text of the full agreement. A copy of the New Subadvisory Agreement is on file with the SEC and is available (i) in person at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. (upon payment of any applicable fees); (ii) by mail at the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-6009 (upon payment of any applicable fees); or (iii) at the SEC's website - http://www.sec.gov - through the EDGAR system.

OTHER  INFORMATION  ABOUT  NB

The following table sets forth the name and principal occupation of the executive officers and certain other officers of NB. The address of each person listed below is 605 Third Avenue, 2nd Floor, New York, New York 10158.




NAME                                            PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------
CLAUDIA A. BRANDON  Vice President - Mutual Fund Board Relations, NB Management;
                    Vice President, NB
-------------------------------------------------------------------------------------------------
ROBERT CONTI . . .  Senior Vice President, NB and NB Management
-------------------------------------------------------------------------------------------------
BRIAN GAFFNEY. . .  Managing Director, NB; Senior Vice President, NB Management
-------------------------------------------------------------------------------------------------
KEVIN HANDWERKER .  Managing Director, Chief Administrative Officer, Secretary and General
                    Counsel, Neuberger Inc. and Managing Director, Chief Administrative
                    Officer, Secretary and General Counsel, NB
-------------------------------------------------------------------------------------------------
JEFFREY B. LANE. .  Director, Neuberger Inc.; Chairman, Wealth & Asset Management Division
                    and Vice Chairman of Lehman Brothers Inc; Director, NB Management
-------------------------------------------------------------------------------------------------
ROBERT MATZA . . .  President, Chief Operating Officer and Director, Neuberger Inc.; President
                    and Chief Operating Officer, NB; Director, NB Management
-------------------------------------------------------------------------------------------------
JACK L. RIVKIN . .  Executive Vice President and Chief Investment Officer, Neuberger Inc.;
                    Executive Vice President, Chief Investment Officer and Head of Research
                    and Research Sales Departments, NB; Chairman and Director,
                    NB Management
-------------------------------------------------------------------------------------------------
FREDERIC B. SOULE.  Senior Vice President, NB
-------------------------------------------------------------------------------------------------
MATTHEW S. STADLER  Senior Vice President and Chief Financial Officer, Neuberger Inc., and NB
                    Management; Managing Director, Chief Financial Officer and Treasurer, NB.
-------------------------------------------------------------------------------------------------
HEIDI L. STEIGER .  Executive Vice President, Neuberger Inc.; Executive Vice President and
                    Head of Private Asset Management business, NB; Director, NB Management
                    Executive Vice President, Neuberger Inc.; Executive Vice President and
-------------------------------------------------------------------------------------------------
PETER E. SUNDMAN .  Head of Mutual Funds and Institutional business, NB; President and Director,
                    NB Management
-------------------------------------------------------------------------------------------------



As of October 31, 2003, the following person owned, of record or beneficially, 10% or more of the outstanding voting securities of Lehman Brothers: 1997 Trust Under Lehman Brothers Holdings, Inc. Incentive Plans, 745 Seventh Avenue, New York, New York, 10019.

NB currently serves as investment adviser to two other investment companies that have investment objectives similar to those of either the Small Company Fund or the Small Cap Growth Fund. The net assets and investment advisory fees payable to NB as of October 31, 2003, for the two other investment companies is set forth in the following table:




Fund                                     Net Assets             Advisory Fees*
-------------------------------------  --------------  --------------------------------
Small Company Fund:                                    0.850%  of first $500 million
      Neuberger Berman Genesis Fund .  $5,491,763,228  0.825% of next $500 million
                                                       0.800% of next $500 million
                                                       0.775% of next $500million
-------------------------------------  --------------  --------------------------------
Small Cap Growth Fund:                                 0.750% of next $500 million
     Neuberger Berman Millennium Fund  $   61,604,149  0.725% in excess of $2.5 million
-------------------------------------  --------------  --------------------------------



___________________
*For both funds listed above and calculated as an annual percentage of each fund's average daily nets assets.

MORE  ABOUT  FEES  AND  EXPENSES

The  Funds  pay  the  Adviser  an investment advisory fee at the annual rate of:

     SMALL  COMPANY  FUND:
0.93%  of  average  daily  net  assets

     SMALL  CAP  GROWTH  FUND:
1.10% of average daily net assets. This rate was decreased to 0.95% effective January 1, 2004.


During the fiscal year ended December 31, 2003, the Adviser received from the Funds advisory fees in the amount of: $6,230,337 for the Small Company Fund, and $1,436,142 for the Small Cap Growth Fund.

During the fiscal year ended December 31, 2003, the Adviser paid fees to each Fund's subadvisers set forth below. Please see the section "Additional
Information"  below  for  information  on  the  Funds'  other  subadvisers:





SMALL COMPANY FUND
NB . . . . . . . . . . . . . . . . . . . . .  $928,834
The Dreyfus Corporation. . . . . . . . . . .  $676,755
Waddell & Reed Investment Management Company  $597,626
Strong Capital Management, Inc.. . . . . . .  $598,597
Gartmore Global Partners . . . . . . . . . .  $447,130


SMALL CAP GROWTH FUND
NB . . . . . . . . . . . . . . . . . . . . .  $307,985
Waddell & Reed . . . . . . . . . . . . . . .  $454,223




During the fiscal year ended December 31, 2003, NB (and its affiliated broker-dealers) received commissions for brokerage transactions effected on behalf of the Funds as set forth below:




                                                        PERCENTAGE OF
                                                          AGGREGATE
FUND                    NB AFFILIATED BROKER   AMOUNT    COMMISSIONS
----------------------------------------------------------------------
SMALL COMPANY FUND. .  Neuberger & Berman LLC  $67,799            2.4%
                       Lehman Brothers          19,393            0.7
                       Total                    87,192            3.1%
----------------------------------------------------------------------
SMALL CAP GROWTH FUND  Neuberger & Berman LLC  $60,558           11.4%
                       Lehman Brothers             774            0.1
                       Total                    61,332           11.5%



ADDITIONAL  INFORMATION

The Small Company Fund currently has four other subadvisers, each of whom manages a portion of the Small Company Fund's portfolio: (i) The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166; (ii) Strong Capital Management, Inc., located at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051; (iii) Waddell & Reed Investment Management Company ("Waddell & Reed"), located at 6300 Lamar Avenue, Shawnee Mission, Kansas 66201; and (iv) Gartmore Global Partners ("GGP"), located at 1200 River Road, Conshohocken, Pennsylvania, 19428. GGP is affiliated with the Adviser. The Adviser also directly manages a portion of the Small Company Fund's portfolio.

The Small Cap Growth Fund currently has one other subadviser, Waddell & Reed, which manages a portion of the Small Cap Growth Fund's portfolio.

As  of  October  31,  2003,  each  Fund  had  issued  and  outstanding:

SMALL  COMPANY  FUND
34,959,553 shares of beneficial interest designated as Class I shares 652,090 shares of beneficial interest designated as Class II shares 47,941 shares of beneficial interest designated as Class III shares 2,077,729 shares of beneficial interest designated as Class IV shares

SMALL  CAP  GROWTH  FUND
11,816,576 shares of beneficial interest designated as Class I shares 593,062 shares of beneficial interest designated as Class II shares 58,949 shares of beneficial interest designated as Class III shares

As of October 31, 2003, to the Trust's knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the "shares") of the Funds:




SMALL COMPANY FUND
                                     AMOUNT AND NATURE OF
NAME AND ADDRESS                     VOTING AND INVESTMENT POWER
--------------------------------------------------------------------------------
CLASS I
Separate Accounts of Nationwide      Shared voting and investment power over
Life Insurance Company               34,210,963 shares of the Fund representing
P.O. Box 182029                      98% of the Fund's outstanding Class I shares
c/o IPO Portfolio Accounting         and 91% of the Fund's total outstanding shares.
Columbus, OH  43218-2029

CLASS II
Separate Accounts of Nationwide      Shared voting and investment power over
Life Insurance Company               652,090 shares of the Fund representing
P.O. Box 182029                      100% of the Fund's outstanding Class II shares
c/o IPO Portfolio Accounting         and 2% of the Fund's total outstanding shares.
Columbus, OH  43218-2029

CLASS III
Nationwide Variable Account 4 of     Shared voting and investment power over
Nationwide Life Insurance Company    47,941 shares of the Fund representing
P.O. Box 182029                      100% of the Fund's outstanding Class III shares
Columbus, OH  43218-2029             and less than 1% of the Fund's total outstanding
                                     shares.

CLASS IV
Separate Accounts of Nationwide      Shared voting and investment power over
Life Insurance Company               1,412,464 shares of the Fund representing
c/o IPO Portfolio Accounting         68% of the Fund's outstanding Class IV shares
P.O. Box 182029                      and 4% of the Fund's total outstanding shares.
Columbus, OH  43218-2029

Nationwide Life And Annuity Company  Shared voting and investment power over
of America                           665,264 shares of the Fund representing
Variable Life Separate Account       32% of the Fund's outstanding Class IV shares
P.O. Box 182029                      and 2% of the Fund's total outstanding shares.
Columbus, OH  43218-2029

SMALL CAP GROWTH FUND
                                     AMOUNT AND NATURE OF
NAME AND ADDRESS                     VOTING AND INVESTMENT POWER
--------------------------------------------------------------------------------
CLASS I
Separate Accounts of Nationwide      Shared voting and investment power over
Life Insurance Company               11,476,869 shares of the Fund representing
P.O. Box 182029                      97% of the Fund's outstanding Class I shares
c/o IPO Portfolio Accounting         and 92% of the Fund's total outstanding shares.
Columbus, OH  43218-2029

CLASS II
Separate Accounts of Nationwide      Shared voting and investment power over
Life Insurance Company               593,062 shares of the Fund representing
P.O. Box 182029                      100% of the Fund's outstanding Class II shares
c/o IPO Portfolio Accounting         and 5% of the Fund's total outstanding shares.
Columbus, OH  43218-2029

CLASS III
Nationwide Variable Account 4 of     Shared voting and investment power over
Nationwide Life Insurance Company    58,949 shares of the Fund representing
P.O. Box 182029                      100% of the Fund's outstanding Class III shares
Columbus, OH  43218-2029             and less than 1% of the Fund's total outstanding shares.


As of October 31, 2003, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Funds.

Although Contract Owners are not being asked to vote on the approval of the New Subadvisory Agreement, the Trust is required by the rules of the SEC to summarize the voting rights of Contract Owners. Whenever a matter affecting a Fund requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to the Funds' shareholders and, as required, to Contract Owners who have selected the Fund as an underlying mutual fund option. Contract Owners do not vote on these matters directly because Contract Owners are not shareholders of the Funds, but Contract Owners will be asked in the proxy statement to give voting instructions to those separate accounts of Nationwide that are shareholders of the Funds. These separate accounts then will vote the shares of the Funds attributable to the Contract Owners in accordance with the voting instructions received from the Contract Owners. If voting instructions are not received, the separate accounts will vote the shares of the Funds for which voting instructions have not been received in proportion (for, against, or abstain) to those for which timely voting instructions have been received. Each share of the Funds is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to each Fund's shareholders and to Contract Owners.

The foregoing description of Contract Owner voting rights with respect to the Funds is only a brief summary of these rights. Whenever shareholder approval of a matter affecting the Funds is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

Currently, Gartmore Distribution Services, Inc. ("GDSI"), an affiliate of the Adviser, acts as the Trust's principal underwriter. Gartmore SA Capital Trust
("GSA"), an affiliate of the Adviser and GDSI, serves as the Fund's administrator. The address for the Adviser, GDSI, and GSA is 1200 River Road, Conshohocken, Pennsylvania 19428.

The Adviser, GGP, GDSI, and GSA are all indirect subsidiaries of Nationwide Corporation ("NWC"). The Adviser and GSA are wholly-owned subsidiaries of Gartmore Global Investments, Inc. ("GGI"). GGI is a wholly-owned subsidiary of Gartmore Group Limited, which in turn is a majority-owned subsidiary of Nationwide Asset Management Holdings, Ltd. ("NAMHL"). NAMHL is a wholly-owned subsidiary of Gartmore Global Asset Management Trust, which is a wholly-owned subsidiary of NWC. GDSI is a wholly owned subsidiary of Gartmore Global Asset Management, Inc., which is a wholly-owned subsidiary of GSA.

NWC is wholly-owned by two mutual insurance companies, Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), which, as mutual insurance companies, are owned by their respective policy holders. The address for each of NWC, Nationwide Mutual Insurance Company, and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No officer or Trustee of the Trust is an officer, employee, or director of NB, nor do any such officers or Trustees own securities issued by NB or have any other material direct or indirect interest in NB.

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND SEMI-ANNUAL REPORT TO SHAREHOLDERS SUCCEEDING THE ANNUAL REPORT, IF ANY, UPON REQUEST. THIS REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT THE ADDRESS CONTAINED ON THE FIRST PAGE OF THIS INFORMATION STATEMENT OR BY CALLING TOLL-FREE (800) 848-0920. THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.


     By  Order  of  the  Board  of  Trustees,


     Eric  E.  Miller,  Secretary


January  28,  2004